Note 6 - Other Assets	3 Months Ended
Jan. 31, 2025
Statement Line Items [Line Items]
Disclosure of other assets [text block]
6.	Other assets:

(thousands of Canadian dollars)
	January 31	October 31	January 31
	2025	2024	2024

Accounts receivable	$8,662	$10,718	$4,149
Prepaid expenses and other	17,122	14,399	20,195
Right-of-use assets	2,560	2,734	3,255
Deferred income tax asset	1,325	750	3,075
Derivative instruments (note 12)	1	20	587
Investment (note 6a)	953	953	953

	$30,623	$29,574	$32,214

a)

In February 2021, the Bank acquired an 11% investment in Canada Stablecorp Inc. for cash consideration of $953,000. The Bank has made an irrevocable election to designate this investment at fair value through other comprehensive income at initial recognition and any future changes in the fair value of the investment will be recognized in other comprehensive income (loss). Amounts recorded in other comprehensive income (loss) will not be reclassified to profit and loss at a later date.